UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Texas Pacific Land Trust

(Name of registrant as specified in its charter)

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On April 8, 2019, Texas Pacific Land Trust posted the following materials to www.TrustTPL.com:

TrustTPL.com

https://www.trusttpl.com

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Additional Information and Where to Find It

Texas Pacific has filed its definitive proxy statement on Schedule 14A and form of BLUE proxy card with the SEC in connection with the solicitation of proxies for the Special Meeting. Texas Pacific, its trustees and its executive officers are participants in the solicitation of proxies from holders of Texas Pacific sub-share certificates in connection with the matters to be considered at the Trust's upcoming Special Meeting. Information regarding the names of the Trustees and executive officers and their respective interests in the Trust by security holdings or otherwise is set forth in the Texas Pacific's definitive proxy statement. HOLDERS OF TEXAS PACIFIC SUB-SHARE CERTIFICATES ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND BLUE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. A free copy of the Texas Pacific's definitive proxy statement and other relevant documents that Texas Pacific files with the SEC may be obtained through the SEC's website at www.sec.gov or at Texas Pacific's website at www.tpltrust.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This website may contain statements that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained on this website, other than statements of historical fact, are "forward-looking statements" for purposes of these provisions, including statements regarding Texas Pacific's future operations and prospects, the markets for real estate in the areas in which Texas Pacific owns real estate, applicable zoning regulations, the markets for oil and gas, production limits on prorated oil and gas wells authorized by the Railroad Commission of Texas, expected competitions, management's intent, beliefs or current expectations with respect to Texas Pacific's future financial performance and other matters. Texas Pacific cautions readers that various factors could cause its actual financial and operational results to differ materially from those indicated by forward-looking statements made from time-to-time in news releases, reports, proxy statements and other written communications, as well as oral statements made from time to time by representatives of Texas Pacific. The following factors, as well as any other cautionary language included on this website, provide examples of risks, uncertainties and events beyond our control that may cause Texas Pacific's actual results to differ materially from the expectations Texas Pacific describes in such forward-looking statements: global economic conditions; market prices of oil and gas; the demand for water services by operators in the Permian Basin; the impact of government regulation; the impact of competition; the continued service of key management personnel; and other risks and uncertainties disclosed in Texas Pacific's annual reports on Form 10-

Pacific's definitive proxy statement. HOLDERS OF TEXAS PACIFIC SUB-SHARE CERTIFICATES ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND BLUE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. A free copy of the Texas Pacific's definitive proxy statement and other relevant documents that Texas Pacific files with the SEC may be obtained through the SEC's website at www.sec.gov or at Texas Pacific's website at www.tpltrust.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This website may contain statements that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained on this website, other than statements of historical fact, are "forward-looking statements" for purposes of these provisions, including statements regarding Texas Pacific's future operations and prospects, the markets for real estate in the areas in which Texas Pacific owns real estate, applicable zoning regulations, the markets for oil and gas, production limits on prorated oil and gas wells authorized by the Railroad Commission of Texas, expected competitions, management's intent, beliefs or current expectations with respect to Texas Pacific's future financial performance and other matters. Texas Pacific cautions readers that various factors could cause its actual financial and operational results to differ materially from those indicated by forward-looking statements made from time-to-time in news releases, reports, proxy statements and other written communications, as well as oral statements made from time to time by representatives of Texas Pacific. The following factors, as well as any other cautionary language included on this website, provide examples of risks, uncertainties and events beyond our control that may cause Texas Pacific's actual results to differ materially from the expectations Texas Pacific describes in such forward-looking statements: global economic conditions; market prices of oil and gas; the demand for water services by operators in the Permian Basin; the impact of government regulation; the impact of competition; the continued service of key management personnel; and other risks and uncertainties disclosed in Texas Pacific's annual reports on Form 10-K and quarterly reports on Form 10-Q. We undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors that affect the subject of these statements, except where we are expressly required to do so by law.

I AGREE

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A Clear Strategy to Maximize Long-Term Value for All Shareholders

At its upcoming election, Texas Pacific Land Trust's shareholders will have the opportunity to elect a new Trustee to guide the strategy of Texas Pacific Land Trust (NYSE: TPL). This is a uniquely important decision that affects the future of Shareholders' investments. We urge all shareholders to read the resources on this site and vote FOR retired four-star General

Donald "Don" G. Cook using the **BLUE** proxy card.

TPL's Trustees and management have **led the Trust through a period of expansive growth** and have been **prudent stewards of its capital and core assets** for more than a century. As a result of thoughtful and **shareholder-focused management** of the Trust, TPL's shareholders are benefitting from **unparalleled returns.** With drilling in the Permian Basin having accelerated in recent years, we have strategically positioned the Trust's extensive land assets to maximize benefit from these favorable market conditions.

This proven strategy is now at risk. A dissident group is waging a proxy contest that risks derailing TPL's progress and jeopardizing the future value. The Trust has serious concerns with the dissident nominee's judgement and intentions. We are counting on the support of our shareholders to vote FOR General Cook. Vote here today FOR General Cook to support TPL's strategy for long-term value creation that has yielded tremendous results for shareholders for over 130 years.

#TrustTPL

"This election is critical to the future of the Trust, and it's important that all our shareholders make their voices heard."

— TEXAS PACIFIC LAND TRUST CHIEF EXECUTIVE OFFICER TYLER GLOVER

History of the Trust

Texas Pacific Land Trust's story is a window into the history of Texas and railroads in the 19th century

Texas Pacific Land Trust was created in 1888 following the reorganization of the Texas and Pacific Railway Company. When it was organized under a Declaration of Trust in 1888, Texas Pacific received and held title to 3.5 million acres of land in the State of Texas.


TEXAS

The governance of the Texas Pacific Land Trust is unique. The Trust is not a corporation, it is a business trust. The original Declaration of Trust mandates that three trustees oversee the Trust, and these trustees are elected to serve until death, resignation or disqualification. The Trust's governing structure has served shareholders well for over a century. In

governing structure has served shareholders well for over a century. In recent years, the Trust has recruited experienced professionals to lead the business and oversee its day-to-day operations.

The shares of Texas Pacific Land Trust have been trading on the New York Stock Exchange since 1927 (NYSE: TPL), and TPL's stock performance has substantially outperformed the market with total shareholder returns of 733% since January 1, 2014.[1]

Texas Pacific Land Trust remains one of the largest landowners in Texas with approximately 900,000 acres of land and related resources. Much of this land is in the heart of the Permian Basin in West Texas, one of the most active areas of oil and gas exploration in the United States.

The Trustees and management recognized the need for full-service water offerings in the Permian Basin and in June 2017 formed Texas Pacific Water Resources (TPWR), bringing in some of the industry's top talent to lead this business. This decision has already yielded significant value creation – and has positioned the Trust for additional upside going forward.

Texas Pacific Land Trust now operates two segments: Land and Resource Management and Water Service and Operations. Texas Pacific Land Trust derives revenue from all avenues of managing the land such as oil and gas royalties, grazing leases, easements, land sales and water sales.

Its Trustees and management have led the Trust through a period of expansive growth and have been prudent stewards of its capital and core assets for more than a century, and they have created a clear strategy to maximize long-term value for all shareholders in the future. **We are counting on shareholders to vote FOR General Don Cook to continue this tremendous momentum. Vote here today.**

[1] *From Jan. 1, 2014 through April 5, 2019. Total return includes stock price appreciation and reinvested dividends.*

State of the Business

TPL's tremendous momentum

The Trust benefits from a period of historic growth in Texas' Permian Basin, and its Trustees and management team have led the Trust through this period with prudent stewardship of capital and core assets. As a result of thoughtful, shareholder-focused management, the Trust has created value and shareholders continue to capture that upside.

In recent years, the Trust has recruited experienced professionals to lead the business and oversee its day-to-day operations. CEO Tyler Glover and CFO Robert J. Packer bring substantial experience and strong market knowledge that have resulted in significant value creation.

TPL is looking ahead to the future

As its business continues to evolve, the Trustees have worked to ensure the Trust has the right structure in place for effective management oversight and governance. This includes, when appropriate, making adjustments to ensure that the Trust is geared for value creation.

The Trust's governance structure recognizes the need for long-term stewardship to maximize its value, and shareholders have benefited significantly from this long-term perspective. The Trust's governing structure has served shareholders well for over a century. Trustees with a shorter-term focus might be incentivized to sell more land for an immediate cash payout, depriving shareholders of the tremendous future upside. In other words, its structure is reflective of the Trust's longstanding primary mission: *to return cash to shareholders.*

As it always has, the Trust regularly considers any changes that may be in the best

capture that upside.

In recent years, the Trust has recruited experienced professionals to lead the business and oversee its day-to-day operations. CEO Tyler Glover and CFO Robert J. Packer bring substantial experience and strong market knowledge that have resulted in significant value creation.

TPL is looking ahead to the future

As its business continues to evolve, the Trustees have worked to ensure the Trust has the right structure in place for effective management oversight and governance. This includes, when appropriate, making adjustments to ensure that the Trust is geared for value creation.

The Trust's governance structure recognizes the need for long-term stewardship to maximize its value, and shareholders have benefited significantly from this long-term perspective. The Trust's governing structure has served shareholders well for over a century. Trustees with a shorter-term focus might be incentivized to sell more land for an immediate cash payout, depriving shareholders of the tremendous future upside. In other words, its structure is reflective of the Trust's longstanding primary mission: *to return cash to shareholders.*

As it always has, the Trust regularly considers any changes that may be in the best interests of holders for the long-term.

However, a dissident group is waging a proxy contest that risks derailing TPL's progress and jeopardizing the future value. For example, this group wants to pursue potentially drastic changes to the water business at a time when it is well positioned to meet high demand for water offerings in the constrained Permian Basin. **Vote here FOR General Don Cook to support the Trustees' strategy for long-term value creation.**

Results — TrustTPL.com

https://www.trusttpl.com/results

TrustTPL.com

Home | About TPL | Make Your Voice Heard | Key Materials | Learn More

A History of Results

$150 million

TPL returned more than **$150 million** to shareholders between 2016 and 2018 in the form of dividends and share repurchases

$6.00 / share

In 2019, the Trustees will have returned **$6.00 per share** in the form of dividends

TPL has consistently delivered superior shareholder returns

TPL has substantially outperformed the market with total shareholder return of 733% since January 1, 2014, compared to a return of 74% for the S&P 500 during the same period, while WTI crude oil price decreased by 36%. In fact, TPL has significantly outperformed the major indices, the market's brightest stars (like Apple, Amazon and Facebook) and oil and gas companies invested heavily in the Permian Basin.[2]

Total Shareholder Return [2, 3]



800%
700%
600%
500%
400%
300%
200%
733%
361%
170%

delivered superior shareholder returns

same period, while WTI crude oil price decreased by 36%. In fact, TPL has significantly outperformed the major indices, the market's brightest stars (like Apple, Amazon and Facebook) and oil and gas companies invested heavily in the Permian Basin.[2]


Total Shareholder Return 2, 3
800%
700%
600%
500%
400%
300%
200%
100%
0%
733%
361%
170%
74%
-36%
TPL
Amazon
Apple
S&P 500
WTI Oil

TPL has returned more than $150 million to shareholders between 2016 and 2018 in the form of dividends and share repurchases. In 2019, the Trustees returned **$6.00 per share** in the form of dividends.

General Don Cook has the skills and experience to help TPL continue this momentum. **Click HERE to vote FOR General Don Cook TODAY.**

[2] From Jan. 1, 2014 through April 5, 2019. Total return includes stock price appreciation and reinvested dividends. Excludes constituents that do not have total shareholder returns over this full period (e.g. IPOs occurring after Jan. 1, 2014)

[3] There are no true peers to TPL as of now.

What We've Been Doing Lately – ×

https://www.trusttpl.com/what-weve-been-doing-lately

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Home About TPL Make Your Voice Heard Key Materials Learn More

Positioning TPL to Benefit from Substantial Demand for Water Resources

Formed Texas Pacific Water Resources (TPWR)

The Trust formed this new water services segment in June 2017 as it saw a strategic opportunity to capitalize on **increasing demand for water by energy businesses** in the Permian Basin.

Recruited Top Talent

The Trust formed and grew its water business by **recruiting the best professionals with extensive water experience** from the industry, including personnel from EOG Resources, Inc. One of these individuals is Robert A. Crain, Executive Vice President of TPWR.

Right Business Decisions

The investments we have made for TPWR have proved to be the **right business decisions for our shareholders**. Since TPWR's formation in June 2017, TPWR water service and operations revenue has increased ~5x from $4.8MM in 1Q17 to $24.4MM in 4Q18, and we expect to continue down this path as we begin to use more of our available land.

Moving Forward

TPWR is still a young, but rapidly-growing business with significant room for growth with the benefit of TPL's investment and expertise.

What We've Been Doing Lately –

https://www.trusttpl.com/what-weve-been-doing-lately

Pacific Water Resources (TPWR)

The Trust formed this new water services segment in June 2017 as it saw a strategic opportunity to capitalize on **increasing demand for water by energy businesses** in the Permian Basin.

Top Talent

The Trust formed and grew its water business by **recruiting the best professionals with extensive water experience** from the industry, including personnel from EOG Resources, Inc. One of these individuals is Robert A. Crain, Executive Vice President of TPWR.

Business Decisions

The investments we have made for TPWR have proved to be the **right business decisions for our shareholders**. Since TPWR's formation in June 2017, TPWR water service and operations revenue has increased ~5x from $4.8MM in 1Q17 to $24.4MM in 4Q18, and we expect to continue down this path as we begin to use more of our available land.

Moving Forward

TPWR is still a young, but rapidly-growing business with significant room for growth with the benefit of TPL's investment and expertise.

Protect Future Value

Despite the tremendous success of this business in the past and the considerable future opportunity still ahead, a dissident group wants to push for potentially drastic changes to the water business at a time when it is well positioned to meet high demand for water offerings in the constrained Permian Basin. **Vote here FOR General Don Cook to support The Trust's strategy for long-term value creation** so that shareholders can continue to benefit from this business for many years to come.

Voting Instructions

Make Your Voice Heard Today

As a valued, trusted shareholder and owner of Texas Pacific Land Trust, you have an **opportunity to make a difference and the right to have your voice heard.**

This is a uniquely important decision that affects the future of your investment and your vote is invaluable. If you cannot join the special meeting of shareholders on May 22, we urge you to vote your shares by phone or internet or by returning the **BLUE** proxy card sent to you by mail.

To vote by internet, you will need to have your **BLUE** proxy card in hand. If you have not already received a **BLUE** proxy card, shareholders of record as of March 28, 2019, should receive the proxy card by mail in the coming days or can contact MacKenzie Partners at (800) 322-2885 (toll-free in the U.S.) or (212) 929-5500 for assistance.

REGISTERED HOLDERS

Registered holders should click HERE to vote your shares

HELD THROUGH BANK/BROKER

If you hold your shares through a **bank, broker or other nominees**, click HERE to instruct your bank, broker or other nominee how to vote your shares.

If you have any questions or need assistance in voting your shares, please contact the Trust's proxy solicitor:

Make Your Voice Heard — TrustT

https://www.trusttpl.com/make-your-voice-heard

To vote by internet, you will need to have your **BLUE** proxy card in hand. If you have not already received a **BLUE** proxy card, shareholders of record as of March 28, 2019, should receive the proxy card by mail in the coming days or can contact MacKenzie Partners at (800) 322-2885 (toll-free in the U.S.) or (212) 929-5500 for assistance.

REGISTERED HOLDERS

Registered holders should click HERE to vote your shares

HELD THROUGH BANK/BROKER

If you hold your shares through a **bank, broker or other nominees**, click HERE to instruct your bank, broker or other nominee how to vote your shares.

If you have any questions or need assistance in voting your shares, please contact the Trust's proxy solicitor:

MACKENZIE PARTNERS, INC.

1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

Key Materials — TrustTPL.com

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Letter To Shareholders

April 8, 2019

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Letter to shareholders, dated April 8, 2019.

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Press Release, April 8, 2019

April 8, 2019

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Press Release, dated April 8, 2019.

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Frequently Asked Questions

1. Why do you need my vote?

The resignation of long-time Trustee and Chairman Maurice Meyer III created a vacancy at Texas Pacific Land Trust. The remaining Trustees nominated retired Four Star General Donald "Don" G. Cook to fill this vacancy. A dissident group has nominated another candidate who favors changes that could jeopardize the Trust's strategy for long-term value creation. We are counting on the support of our shareholders to **vote FOR General Cook today** to continue executing the Trust's strategy that has yielded tremendous results for shareholders.

Shareholders can vote by phone, online or by mail.

Vote by Internet: Registered holders should **click HERE** to vote your shares.

If you hold your shares through a bank, broker or other nominee, **click HERE** to instruct your bank, broker or other nominee how to vote your shares.

To vote by internet, you will need to have your **BLUE** proxy card in hand. If you have not already received a BLUE proxy card, shareholders of record as of March 28, 2019, should receive the proxy card by mail in the coming days or can contact MacKenzie Partners at (800) 322-2885 (toll-free in the U.S.) or (212) 929-5500 for assistance.

Vote by Telephone: call the toll-free number located on your **BLUE** Voting Instruction Form and follow the instructions provided to quickly and easily vote your shares.

YOUR CONTROL NUMBER TO VOTE YOUR SHARES IS IN THE BOX NEXT TO THE ARROW ON THE RIGHT HAND SIDE OF YOUR BLUE VOTING INSTRUCTION FORM.

If you need assistance in voting your shares, please call our proxy solicitors, MacKenzie Partners, Inc. at

If you need assistance in voting your shares, please call our proxy solicitors, MacKenzie Partners, Inc. at (800) 322-2885 (toll-free) or (212) 929-5500. You can also email your questions to proxy@mackenziepartners.com.

2. Who do I contact with questions?

Feel free to contact MacKenzie Partners with questions. If you have any questions or require assistance in voting your shares, please contact MacKenzie Partners at (800) 322-2885 (toll-free in the U.S.) or (212) 929-5500. You can also email your questions to proxy@mackenziepartners.com.

3. Why should I support the Trustees' recommendation?

Texas Pacific Land Trust's Trustees and management team have led the Trust through a period of expansive growth and have been prudent stewards of its capital and core assets for over a century. As a result of thoughtful and shareholder-focused management of the Trust, the Trust's shareholders are benefiting from unparalleled returns.

This proven strategy is now at risk. A dissident group is waging a proxy contest that risks derailing the Trust's progress and jeopardizing the future value. The Trust has serious concerns with the dissident nominee's judgement and intentions. We are counting on the support of our shareholders to vote FOR General Cook. **Vote here today FOR General Cook** to support the Trust's strategy for long-term value creation that has yielded tremendous results for shareholders for over 130 years.

4. Why should I vote for Four Star General Donald "Don" G. Cook?

General Donald "Don" G. Cook, 72, is a retired four-star General of the United States Air Force. General Cook brings to us exemplary leadership and corporate governance skills. The Trust will benefit greatly from his extensive experience.

General Cook currently serves on the board of Crane Corporation (since 2005), where he chairs the nominating and governance committee and is a member of the compensation and the executive committee of Cybernance, Inc. (since 2016). General Cook previously served on the boards of USAA Federal Savings Bank (from 2007 until 2018), U.S. Security Associates Inc., a Goldman Sachs portfolio company (from 2011 to 2018), and Hawker Beechcraft Inc. from (2007 to 2014). Moreover, General Cook served on the board of Burlington Northern Santa Fe Railroad for almost five years until it was sold to Berkshire Hathaway in 2010 in a transaction valued at $44 billion. He also consults for Lockheed Martin Corporation. In addition to his

General Cook currently serves on the board of Crane Corporation (since 2005), where he chairs the nominating and governance committee and is a member of the compensation and the executive committee of Cybernance, Inc. (since 2016). General Cook previously served on the boards of USAA Federal Savings Bank (from 2007 until 2018), U.S. Security Associates Inc., a Goldman Sachs portfolio company (from 2011 to 2018), and Hawker Beechcraft Inc. from (2007 to 2014). Moreover, General Cook served on the board of Burlington Northern Santa Fe Railroad for almost five years until it was sold to Berkshire Hathaway in 2010 in a transaction valued at $44 billion. He also consults for Lockheed Martin Corporation. In addition to his extensive corporate governance experience, General Cook has been the Chairman of the San Antonio chapter of the National Association of Corporate Directors (NACD), a group recognized as the authority on leading boardroom practices.

General Cook had numerous additional command and high-level staff assignments during his 36-year career with the Air Force and retired as a four-star General. He commanded a flying training wing and two space wings, the 20th Air Force (the nation's nuclear Intercontinental Ballistic Missile force) and was Commander of Air Combat Command during Sept. 11. General Cook served as the Chief of the Senate Liaison Office and on the staff of the House Armed Services Committee in the U.S. House of Representatives. Prior to his retirement from the Air Force in August 2005, General Cook's culminating assignment was Commander, Air Education and Training Command at Randolph Air Force Base in Texas, where he was responsible for executing the $8 billion annual budget and providing for the leadership, welfare and oversight of 90,000 military and civilian personnel in the command. He was twice awarded the Distinguished Service Medal for exceptional leadership.

General Cook holds a master of business administration (MBA) from Southern Illinois University, as well as a bachelor's degree from Michigan State University. He is active with several civic organizations in the San Antonio, Texas, community.

5. What does the dissident group want for TPL?

A dissident group of activist shareholders has nominated a different candidate in opposition to General Cook and has mounted a costly and distracting proxy contest. This nominee favors changes that we believe would jeopardize our strategy for long-term value creation.

Prior to nominating General Cook, the Trustees reached out to the dissident group several times and offered to find a mutually acceptable candidate to avoid a costly and distracting proxy contest. Unfortunately, the dissident group declined the Trust's offer and responded that "Eric [Oliver] is the only nominee that Horizon, ART-FGT and SoftVest will vote for." To make matters worse, the dissident group has also indicated in his proxy materials that, if their nominee wins, they intend to seek reimbursement from shareholders for their

FAQ — TrustTPL.com

https://www.trusttpl.com/faq

5. What does the dissident group want for TPL?

A dissident group of activist shareholders has nominated a different candidate in opposition to General Cook and has mounted a costly and distracting proxy contest. This nominee favors changes that we believe would jeopardize our strategy for long-term value creation.

Prior to nominating General Cook, the Trustees reached out to the dissident group several times and offered to find a mutually acceptable candidate to avoid a costly and distracting proxy contest. Unfortunately, the dissident group declined the Trust's offer and responded that "Eric [Oliver] is the only nominee that Horizon, ART-FGT and SoftVest will vote for." To make matters worse, the dissident group has also indicated in his proxy materials that, if their nominee wins, they intend to seek reimbursement from shareholders for their expenses associated with this costly proxy fight.

We need you to help continue the Trust's proven strategy by voting FOR General Don Cook today.

6. Why does the Trust have such an unusual governance structure?

The Trust's governance structure was established when it was formed in the 19th century and reflects the Trust's prioritization of long-term value creation versus short-term gain. In recent months we have made meaningful changes to improve transparency and expect to enhance our disclosures going forward. We welcome input from our shareholders and have also consulted experts on a range of topics including compensation and communications to continually enhance the Trust and be responsive to shareholders.

As they always have, the Trustees are willing to consider any changes that may be in the best interests of shareholders for the long-term. We continue to welcome meaningful conversations with our valued investors with the goal of identifying other possible enhancements that support long-term value creation.

7. Would the Trust consider converting to a corporation?

Your Trustees are actively considering all changes that may be in the best interests of shareholders for the long-term – including the potential conversion to a corporation. However, any change this significant must be undertaken only after thorough evaluation and careful planning, not in response to short-term pressure.

8. Which shareholders are entitled to vote?

Any person or institution that held shares as of the record date, March 28, 2019, is entitled to vote – even if they subsequently sold their holdings. Any person or institution acquiring shares after March 28 is ineligible

FAQ — TrustTPL.com

https://www.trusttpl.com/faq

7. Would the Trust consider converting to a corporation?

Your Trustees are actively considering all changes that may be in the best interests of shareholders for the long-term – including the potential conversion to a corporation. However, any change this significant must be undertaken only after thorough evaluation and careful planning, not in response to short-term pressure.

8. Which shareholders are entitled to vote?

Any person or institution that held shares as of the record date, March 28, 2019, is entitled to vote – even if they subsequently sold their holdings. Any person or institution acquiring shares after March 28 is ineligible to vote those shares. Every vote counts, no matter how many or how few shares you may own. **Vote FOR General Don Cook today**.

9. How do I vote my shares?

Shareholders can vote by phone, online or by mail.

Vote by Internet: Registered holders should **click HERE** to vote your shares.

If you hold your shares through a bank, broker or other nominee, **click HERE** to instruct your bank, broker or nominee how to vote your shares.

To vote by internet, you will need to have your **BLUE** proxy card in hand. If you have not already received a **BLUE** proxy card, shareholders of record as of March 28, 2019, should receive the proxy card by mail in the coming days or can contact MacKenzie Partners at (800) 322-2885 (toll-free in the U.S.) or (212) 929-5500 for assistance.

Vote by Telephone: call the toll-free number located on your **BLUE** Voting Instruction Form and follow the instructions provided to quickly and easily vote your shares.

YOUR CONTROL NUMBER TO VOTE YOUR SHARES IS IN THE BOX NEXT TO THE ARROW ON THE RIGHT HAND SIDE OF YOUR BLUE VOTING INSTRUCTION FORM.

If you need assistance in voting your shares, please call our proxy solicitors, MacKenzie Partners, Inc. at (800) 322-2885 (toll-free) or (212) 929-5500. You can also email your questions to proxy@mackenziepartners.com.

FAQ — TrustTPL.com

https://www.trusttpl.com/faq

If you need assistance in voting your shares, please call our proxy solicitors, MacKenzie Partners, Inc. at (800) 322-2885 (toll-free) or (212) 929-5500. You can also email your questions to proxy@mackenziepartners.com.

10. What if I didn't receive a proxy card?

For assistance, please contact MacKenzie Partners at (800) 322-2885 (toll-free for stockholders) or (212) 929-5500. You can also email your questions to proxy@mackenziepartners.com.

11. I only own a few shares. Isn't this process going to be controlled by the large shareholders? Why bother voting?

Every vote counts, whether you hold few or many shares. **Vote today FOR General Don Cook.**

12. Why did you replace Preston Young as the nominee listed in the preliminary proxy statement?

With Mr. Young, the Trustees previously nominated a highly qualified candidate with extensive commercial real estate experience to supplement the existing oil & gas expertise. However, following Mr. Young's nomination, the Trustees have listened to the views of shareholders who expressed a desire for a candidate with deep public company corporate governance experience. In response to shareholders' feedback, the Trustees have decided to nominate the highly decorated General Cook. General Cook has had extensive experience on numerous public company boards in a range of committee roles, including on the board of Crane Corporation (where he chairs the nominating and governance committee) and on the board of Burlington Northern Santa Fe Railroad prior to its acquisition by Berkshire Hathaway in a transaction valued at $44 billion. General Cook has also been the Chairman of the San Antonio chapter of the National Association of Corporate Directors (NACD), a group recognized as the authority on leading boardroom practices.